Exhibit 10.25

2008 Incentive Compensation Program

Amir Bassan-Eskenazi, President and Chief Executive Officer

Base Salary (annual):	$325,000
Bonus Potential
First Half:	97,500
Second Half:	97,500
Annual:	130,000

Total:	$325,000

2008 Officer Bonus Goal	First Half % Goal Weighting	Second Half % Goal Weighting	Annual % Goal Weighting
1) Achieve revenues goal	40%	40%	40%
2) Achieve earnings goal	25%	25%	25%
3) Achieve product release schedule goal	5%	5%	5%
4) Achieve specified product plan goal	5%	5%	5%
5) Achieve specified new product sales goal	5%	5%	5%
6) Achieve specified customer satisfaction goal	10%	10%	10%
7) Achieve employee satisfaction and retention goal	10%	10%	10%

Total	100%	100%	100%

2008 Incentive Compensation Program

Maurice Castonguay, Senior Vice President and Chief Financial Officer

Base Salary (annual):	$280,000
Bonus Potential
First Half:	21,000
Second Half:	42,000
Annual:	56,000

Total:	$119,000

2008 Officer Bonus Goal	First Half % Goal Weighting	Second Half % Goal Weighting	Annual % Goal Weighting
1) Achieve earnings goal	20%	20%	20%
2) Achieve cash and investments goal	7%	7%	7%
3) Achieve expense hedging goal	7%	7%	7%
4) Achieve investor relations, financial analyst relations, and operating results goals	21%	21%	21%
5) Achieve financial controls goal	25%	25%	25%
6) Achieve corporate governance goal	5%	5%	5%
7) Achieve internal communication goal	5%	5%	5%
8) Achieve employee satisfaction and retention goal	10%	10%	10%

Total	100%	100%	100%

2008 Incentive Compensation Program

David Heard, Chief Operating Officer

Base Salary (annual):	$325,000
Bonus Potential:
First Half:	68,250
Second Half:	68,250
Annual:	91,000

Total:	$227,500

2008 Officer Bonus Goal	First Half % Goal Weighting	Second Half % Goal Weighting	Annual % Goal Weighting
1) Achieve specified bookings goal	7%	7%	7%
2) Achieve specified margins goal	7%	7%	7%
3) Achieve cost reduction and operating cost of goods goal	7%	7%	7%
4) Achieve product footprint goal	7%	7%	7%
5) Achieve SDV market share goal	7%	7%	7%
6) Achieve product delivery goal	5%	5%	5%
7) Achieve product support goal	5%	5%	5%
8) Achieve development process goal	5%	5%	5%
9) Maintain low product returns	5%	5%	5%
10) Maintain TL9000 certification	5%	5%	5%
11) Achieve product release schedule goal	5%	5%	5%
12) Achieve specified product plan goal	5%	5%	5%
13) Achieve new product sales goal	5%	5%	5%
14) Achieve customer satisfaction goal	10%	10%	10%
15) Achieve customer response time goal	5%	5%	5%
16) Achieve employee satisfaction and retention goal	10%	10%	10%

Total	100%	100%	100%

2008 Incentive Compensation Program

Jeffrey Lindholm, Senior Vice President of Sales and Marketing

Base Salary (annual):	$250,000
Bonus Potential:
First Half:	63,000
Second Half:	63,000
Annual:	84,000

Total:	$210,000

2008 Officer Bonus Goal	First Half % Goal Weighting	Second Half % Goal Weighting	Annual % Goal Weighting
1) Achieve sales contracting goal	25%	25%	25%
2) Achieve specified product goal	20%	20%	20%
3) Achieve partnership and distribution goal with respect to new product	10%	10%	10%
4) Achieve specified marketing goal with respect to new product	10%	10%	10%
5) Achieve direct marketing roll-out goal	25%	25%	25%
6) Achieve employee satisfaction and retention goal	10%	10%	10%

Total	100%	100%	100%

2008 Incentive Compensation Program

Ran Oz, Executive Vice President and Chief Technology Officer

Base Salary (annual):	$225,000
Bonus Potential:
First Half:	33,750
Second Half:	33,750
Annual:	45,000

Total:	$112,500

2008 Officer Bonus Goal	First Half % Goal Weighting	Second Half % Goal Weighting	Annual % Goal Weighting
1) Achieve specified product demonstration and trials goal	25%	25%	25%
2) Achieve specified SDV development goal	25%	25%	25%
3) Achieve specified product demonstration and development goal	15%	15%	15%
4) Achieve QAM development strategy goal	15%	15%	15%
5) Achieve specified on-demand product strategy goal	13%	13%	13%
6) Achieve customer relations and positioning goal	7%	7%	7%

Total	100%	100%	100%